SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2002

SCPIE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East, Suite 800
Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 551-5900
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On December 6, 2002, SCPIE Holdings Inc. issued a press release concerning rate filings pending with the California Department of Insurance, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Press Release, dated December 6, 2006, issued by SCPIE Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2002
SCPIE HOLDINGS INC.

By:	/s/ DONALD P. NEWELL
Name: Donald P. Newell Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated December 6, 2002, issued by SCPIE Holdings Inc.

4